                                                                   Exhibit 10.16

                                                                  EXECUTION COPY

                      AMENDMENT NO.3 TO CREDIT AGREEMENT

                                   This AMENDMENT NO.3 TO CREDIT AGREEMENT is
                              made and entered into as of June 17, 1999, by and among HUDSON RESPIRATORY CARE INC., a California corporation (the "Borrower"), RIVER HOLDING CORP., a Delaware corporation ("Holding") and the Required Lenders (as defined in Article I of the Credit Agreement).

                                   RECITALS

     A. The Borrower, Holding, the Lenders (as defined in Article I of the Credit Agreement), Salomon Brothers Inc, as Arranger, Advisor and Syndication Agent, and Bankers Trust Company, as Administrative Agent and Collateral Agent, entered into a Credit Agreement dated as of April 7, 1998 (as amended and otherwise modified to the date hereof, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

     B. The Borrower has advised the Lenders that it wishes to engage in the transactions described in Exhibit A to this Amendment.

     C. The Borrower requested certain changes to the Credit Agreement, and has agreed to certain changes to other provisions of the Credit Agreement to permit such transactions.

     D. The Required Lenders are willing to so amend the Credit Agreement on the terms and conditions set forth herein.

     E. The Borrower, Holding and the Required Lenders are entering this Amendment pursuant to Section 9.08(b) of the Credit Agreement.

                                  AGREEMENTS

     In consideration of the foregoing Recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, Holding and the Required Lenders agree as follows:

     1. Annex 4. The Credit Agreement is amended by adding Exhibit A to this Amendment as Annex 4 to the Credit Agreement.

     2.  Definitions. (a)  The following definitions are inserted in Section
1.01 of the Credit Agreement in alphabetical order:

          "Designated Capital Investment" means any equity Investment in Holding (other than the Investments described in Annex 4), the proceeds of which are invested by Holding in the Borrower in the form of equity, with respect to which the Borrower has notified the Administrative Agent in advance in writing that the proceeds of such investment are to be invested or loaned by the Borrower to Swedish Acquisitionco, US Holdco or Euro Holdco.

          "Euro Holdco" is defined in Annex 4.

          "Gibeck AB" is defined in Annex 4.

          "Gibeck AB Acquisition" is defined in Annex 4.

          "Gibeck Family" is defined in Annex 4.
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          "Swedish Acquisitionco" is defined in Annex 4.

          "US Holdco" is defined in Annex 4.

     (b)  The following definitions are amended in their entirety to read:

          "Asset Disposition" means any sale, lease, transfer, issuance or other disposition (or series of related sales, leases, transfers, issuances or dispositions) by Holding, the Borrower or any Restricted Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of (a) any shares of Capital Stock of a Restricted Subsidiary (other than directors' qualifying shares) or (b) any other Assets of the Borrower or any Restricted Subsidiary outside of the ordinary course of business of the Borrower or such Restricted Subsidiary (other than, in the case of clauses (a) and (b) above, (i) any disposition by a Restricted Subsidiary to the Borrower or by the Borrower or a Restricted Subsidiary to a wholly owned Restricted Subsidiary, (ii) any disposition effected in compliance with Section 6.04). "Asset Disposition" shall not include (i) any Sale/Leaseback Transaction, (ii) the Investments by the Borrower in Swedish Acquisitionco, US Holdco and Euro Holdco as described in Annex 4, or (iii) so long as no Default or Event of Default has occurred and is continuing, the making of an Investment by the Borrower in Swedish Acquisitionco, US Holdco and Euro Holdco with the proceeds of any Designated Capital Investment.

          "Capital Expenditures" means capital expenditures of the Borrower and its Restricted Subsidiaries determined in accordance with GAAP.

          "Equity Issuance" means the issuance by Holding or the Borrower of any equity interests therein, or the issuance or sale by Holding or the Borrower of any instrument or obligation convertible into or exchangeable for, or giving any person any right, option or warrant to acquire from Holding or the Borrower any equity interests therein or any such convertible or exchangeable instrument or obligation, but excluding (i) the Excluded Shares, (ii) the issuance of shares of the Borrower to Holding pursuant to the Gibeck AB Acquisition, and (iii) the issuance of shares by Holding pursuant to the Gibeck AB Acquisition.

          "Prepayment Event" means any Incurrence of Debt of the Borrower or any Restricted Subsidiary, any Equity Issuance (other than the issuance of shares of the Borrower to Holding or of Holding in connection with the Gibeck AB Acquisition), any Restricted Asset Disposition, any Restricted Sale/Leaseback Transaction, any Casualty or any Condemnation.

          "Pro Forma Debt/Pro Forma EBITDA Ratio" means, as of any date with respect to the Borrower and its consolidated Restricted Subsidiaries, (a) the total amount of Debt of the Borrower and its consolidated Restricted Subsidiaries as of such date (after giving effect to any Debt assumed or Incurred in connection with a proposed acquisition), to (b) Pro Forma EBITDA of the Borrower and its consolidated Restricted Subsidiaries for the four most recently completed fiscal quarters for which financial statements are available.

          "Unrestricted Subsidiary" means (i) any Subsidiary of the Borrower that at the time of determination shall be designated an Unrestricted Subsidiary by the Board of Directors of the Borrower in the manner provided below and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of the Borrower may designate any Subsidiary of the Borrower (including any newly acquired or newly formed Subsidiary

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     of the Borrower) to be an Unrestricted Subsidiary; provided, however, that at the time of such designation and in the case of clauses (A) and (B), at all times thereafter

               (A) neither such Subsidiary nor any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Borrower or any Restricted Subsidiary of the Borrower; and

               (B) except to the extent permitted under Section 6.03(c)(iii)(B), neither Holding, the Borrower nor any Restricted Subsidiary has Guaranteed any Indebtedness or other obligation of such Subsidiary to be so designated, and no Indebtedness of such Subsidiary to be designated shall constitute Indebtedness of Holding, the Borrower or any Restricted Subsidiary; and

               (C) except in the case of Swedish Acquisitionco, US Holdco or Euro Holdco and any of their Subsidiaries, the Subsidiary to be so designated has total consolidated assets of $1,000 or less.

     (c) The introductory language of the definition of Pro Forma EBITDA is amended to read as follows:

         "Pro Forma EBITDA" means, with respect to the Borrower and its consolidated Restricted Subsidiaries for the most recently completed period of four fiscal quarters for which financial statements are available, EBITDA on a consolidated basis after giving effect to:

     3. Financial Statements, Reports, etc. (a) Each reference in Section 5.04(a), (b) and (c) to "Subsidiaries" shall be amended to be a reference to "Restricted Subsidiaries".

     (b) Section 5.04(e) of the Credit Agreement is amended in its entirety to read:

          (e) not later than January 31 of each year, (i) copies of the Borrower's annual consolidated budget for the Borrower and its consolidated Restricted Subsidiaries for the current fiscal year, in the form presented by management to the Borrower's Board of Directors; and (ii) copies of the Borrower's consolidated financial projections for the Borrower and its consolidated Restricted Subsidiaries for the current fiscal year and the next 3 fiscal years prepared in a manner consistent with the financial projections delivered to the Syndication Agent in connection with the closing of this Agreement;

     (c) Section 5.04 of the Credit Agreement is amended by deleting the word "and" at the end of clause (f), changing clause (g) to clause (h), and inserting a new clause (g) as follows:

          (g) (i) within 30 days after the end of each fiscal month of Gibeck AB (other than the last month of a fiscal quarter) copies of the consolidated profit and loss statement of Gibeck AB and its consolidated Subsidiaries in the form in which such statement is required to be delivered any non-Affiliate lender to Gibeck AB, or if such statement is not required to be delivered to any such lender, as prepared for internal use by Gibeck AB in a manner consistent with prior practice; (ii) within 45 days after then end of each fiscal quarter of Gibeck AB (other than the last quarter of a fiscal year), copies of the consolidated profit and loss statement, balance sheet and statement of cash flows of Gibeck AB and its consolidated Subsidiaries, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Gibeck AB and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to the absence of footnotes and normal year-end audit adjustments; and (iii) within 90 days after then end of each fiscal year of Gibeck AB, copies of the consolidated profit and loss statement, balance sheet and statement of cash flows of Gibeck AB and its consolidated Subsidiaries, all certified by one of its Financial Officers as fairly presenting the financial condition and results of operations of Gibeck AB and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to the absence of footnotes and normal year-end audit adjustments; and

     4. Indebtedness. Section 6.01 of the Credit Agreement is amended by deleting the word "and" at the end of clause (j), deleting the period at the end of clause (k) and substituting a semicolon and the word "and", and inserting a new clause (i) as follows:

          (i) Indebtedness represented by Guarantees constituting Investments permitted by Section 6.03(c)(iii)(B);

     5. Investments, Loans and Advances. Section 6.03(c) of the Credit Agreement is amended in its entirety to read:

          (c) (i) Investments in Unrestricted Subsidiaries (other than US Holdco, Euro Holdco and Swedish Acquisitionco and their Subsidiaries) not to exceed $20,000 in the aggregate at any one time;

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          (ii)  so long as US Holdco, Euro Holdco and Swedish Acquisitionco are
     Unrestricted Subsidiaries, the Investment by the Borrower in US Holdco, Euro Holdco or Swedish Acquisitionco and their Subsidiaries to be made as part of the Gibeck AB Acquisition as described in Item 7 of Annex 4; and

          (iii) so long as US Holdco, Euro Holdco and Swedish Acquisitionco are Unrestricted Subsidiaries, additional Investments by the Borrower in US Holdco, Euro Holdco or Swedish Acquisitionco not to exceed in the aggregate
     (A) the proceeds of any Designated Capital Investments received by the Borrower from Holding, plus (B) $2,000,000 at any time;

     6. Dividends and Distributions; Restrictions on Ability of Subsidiaries to Pay Dividends. Section 6.05 of the Credit Agreement is amended by deleting the word "and" at the end of clause (a)(v), deleting the period at the end of clause
(a)(vi) and substituting a semicolon and the word "and", and inserting a new clause (a)(vii) as follows:

          (vii) To the extent that the tender offer referred to in Item 6 of Annex 4 is not consummated, and provided that no Default or Event of Default has occurred and is continuing,

               (A) to the extent that the Borrower has received as a return of capital or dividend any portion of the Investment by the Borrower in US Holdco, Euro Holdco or Swedish Acquisitionco described in Item 7 of Annex 4 (or the Borrower does not make the Investment described in Item 7 of Annex 4), the Borrower may pay as a return of capital or dividend such amount (less the amount of any costs and expenses incurred by the Borrower in connection with the transactions described in Annex 4) to Holding; and

               (B) to the extent that Holding has received a return of capital or dividend pursuant to clause (A), Holding may pay such amount as a dividend or return of capital to Freeman Spogli.

     7. Transactions with Affiliates. Section 6.06 of the Credit Agreement is amended by deleting the word "or" at the end of clause (c), deleting the period at the end of clause (d) and substituting a semicolon and the word "or", and inserting a new clause (e) as follows:

         (e) the Investment by the Borrower in US Holdco, Euro Holdco and Swedish Acquisitionco in connection with the Gibeck AB Acquisition and Investments by the Borrower in US Holdco, Euro Holdco and Swedish Acquisitionco permitted by Section 6.03(c)(iii).

     8. Consummation of the Gibeck AB Acquisition. The Borrower agrees not to consummate the Gibeck AB Acquisition, if after giving effect thereto, any Default or Event of Default would have resulted therefrom.

     9. Binding Effect and Effectiveness. This Amendment may be executed in as many counterparts as may be convenient and shall become binding when the Borrower, Holding and the Required Lenders have each executed and delivered at least one counterpart, and shall become effective when the capital contributions described in clauses 1 through 4 of Exhibit A shall have been made.

     10. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to the conflicts of law provisions thereof.

     11. Reference to Credit Agreement. Except as amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. On and after the effectiveness of the amendment to the Credit Agreement accomplished hereby, each reference in the Credit Agreement, to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Credit Agreement shall be deemed a reference to the Credit Agreement, as amended hereby, as the case may be.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.


                              HUDSON RESPIRATORY CARE INC.,

                              by  /s/ Jay R. Ogram
                                -----------------------
                              Name:   Jay R. Ogram
                              Title:  CFO


                              RIVER HOLDING CORP.,

                              by  /s/ Jay R. Ogram
                                ----------------------
                              Name:   Jay R. Ogram
                              Title:  CFO


                              Acknowledged by:

                              BANKERS TRUST COMPANY, as Administrative Agent and Collateral Agent

                              by  /s/ Mary Jo Jolly
                                -------------------------
                              Name:   Mary Jo Jolly
                              Title:  Assistant Vice President


                              SALOMON BROTHERS INC, as Arranger, Advisor and Syndication Agent,

                              by  /s/ David J. Wirdnam
                                ---------------------------
                              Name:   David J. Wirdnam
                              Title:  Director

                              LENDERS
                              -------

                              BANKERS TRUST COMPANY,

                              by  /s/ Mary Jo Jolly
                                ----------------------
                              Name:   Mary Jo Jolly
                              Title:  Assistant Vice President


                              CITICORP USA, INC.,

                              by  /s/ Timothy L. Freeman
                                --------------------------
                              Name:   Timothy L. Freeman
                              Title:  Managing Director/SCO


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION,

                              by  /s/ Helen Wilson
                                ---------------------
                              Name:   Helen Wilson
                              Title:  Vice President


                              BANK OF TOKYO-MITSUBISHI TRUST COMPANY,

                              by  /s/ Nicholas Campbell
                                ---------------------------
                              Name:   Nicholas Campbell
                              Title:  Vice President


                              BHF-BANK AKTIENGESELLSCHAFT,

                              by  /s/ Dan Dobrjanskyj
                                -------------------------
                              Name:   Dan Dobrjanskyj
                              Title:  Assistant Vice President

                              by  /s/ P. Marsh
                                -------------------
                              Name:   P. Marsh
                              Title:  AT

                              BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE,
                              INC.,

                              by   /s/ Greg Roux
                                 --------------------------
                              Name:  Greg Roux
                              Title: Vice President


                              by   /s/ Jack R. Bertges
                                 --------------------------
                              Name:  Jack R. Bertges
                              Title: Senior Vice President


                              WELLS FARGO BANK, N.A.,

                              by   /s/ [ILLEGIBLE]
                                 --------------------------
                              Name:
                              Title:


                              ROYAL BANK OF CANADA,

                              by   /s/ John Crawford
                                 --------------------------
                              Name:   John Crawford
                              Title:  Senior Manager


                              SOCIETE GENERALE,

                              by  /s/ Maureen E. Kelly
                                --------------------------
                              Name:   Maureen E. Kelly
                              Title:  Director


                              IMPERIAL BANK,

                              by  /s/ Ray Vadalma
                                ---------------------
                              Name:   Ray Vadalma
                              Title:  Senior Vice President


                              NATIONSBANK, N.A., as successor to NationsBank of Texas, N.A.,

                              by  /s/ Lucyna Nixon
                                -----------------------
                              Name:  Lucyna Nixon
                              Title: Vice President